Investor Presentation | Discussion Materials Subordinated Debt Offering | December 2019

Forward-Looking Statements This presentation may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that reflect the Company’s current views with respect to, among other things, www.levelonebank.com future events and financial performance. The Company generally identifies forward-looking statements by terminology such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “could,” “should,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates,” or the negative version of those words or other comparable words. Any forward-looking statements contained in this presentation are NASDAQ: LEVL based on the historical performance of the Company and its subsidiaries or on the Company’s current plans, estimates and expectations. The inclusion of this forward-looking information should not be regarded as a representation by the Company that the future plans, estimates or expectations by the Company will be The Company encourages everyone to visit achieved. Such forward-looking statements are subject to various risks and uncertainties and assumptions the Investors Section of its website at relating to the Company’s operations, financial results, financial condition, business prospects, growth strategy www.levelonebank.com, where it has posted and liquidity. If one or more of these or other risks or uncertainties materialize, or if the Company’s underlying assumptions prove to be incorrect, the Company’s actual results may vary materially from those indicated in additional important information such as these statements. The Company does not undertake any obligation to publicly update or review any forward- press releases and SEC filings. looking statement, whether as a result of new information, future developments or otherwise. A number of important factors could cause actual results to differ materially from those indicated by the forward-looking statements. These factors include, but are not limited to, the following, any one or more of which could The Company intends to use its website to materially affect the outcome of future events: expedite public access to time-critical • business and economic conditions generally and in the financial services industry in particular, whether information regarding the Company in nationally, regionally or in the markets in which it operates; advance of or in lieu of distributing a press • the Company’s ability to achieve organic loan and deposit growth, and the composition of that growth; release or a filing with the SEC disclosing • its ability to integrate and achieve anticipated cost savings from acquisitions; • its pending acquisition of Ann Arbor Bancorp, Inc. and its wholly owned subsidiary, Ann Arbor State Bank, the same information. and risks and uncertainties associated with the acquisition, including the possibilities that the transaction may not close, and that the Company may not achieve the anticipated benefits of the acquisition; • changes (or the lack of changes) in interest rates, yield curves and interest rate spread relationships that affect its loan and deposit pricing; • the extent of continuing client demand for the high level of personalized service that is a key element of its banking approach as well as its ability to execute its strategy generally; • the dependence on its management team, and its ability to attract and retain qualified personnel; • changes in the quality or composition of our loan or investment portfolios, including adverse developments in borrower industries or in the repayment ability of individual borrowers; • inaccuracy of the assumptions and estimates its makes in establishing reserves for probable loan losses and other estimates; • the concentration of its business within our geographic areas of operation in Michigan; and • concentration of credit exposure. These factors should not be construed as exhaustive. Additional information on these and other risk factors can be found in Item 1A. “Risk Factors” and Item 7. “Special Note Regarding Forward-Looking Statements” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2018, filed with the Securities and Exchange Commission. 2

Notice to Recipients: This confidential presentation (this “Presentation”) has been prepared solely for general informational purposes by Level One Bancorp, Inc. (together, with its wholly owned bank subsidiary Level One Bank, the “Company”), and is being furnished solely for use by prospective participants in considering participation in the proposed offering (the “Offering”) of subordinated notes by the Company (the “Securities”). No representation or warranty as to the accuracy, completeness, or fairness of such information is being made by the Company or any other person, and neither the Company nor any other person shall have any liability for any information contained herein, or for any omissions from this Presentation or any other written or oral communications transmitted to the recipient by the Company or any other person in the course of the recipient’s evaluation of the Offering. Investment in the Securities offered hereunder involves a high degree of risk and is suitable only for persons of substantial means who have no need for liquidity from this investment and who are able to bear the economic risks of the investment, including total loss. There is no public market for the Securities and no public market will develop as a result of this Offering. The Securities are not a deposit or bank account, and are not, and will not be, insured or guaranteed by the Federal Deposit Insurance Corporation (the “FDIC”) or any other federal or state government agency. Investment in the Securities has not been approved or disapproved by the Securities and Exchange Commission (the “SEC”), the Office of the Comptroller of the Currency (the “OCC”), the Federal Deposit Insurance Corporation, the Board of Governors of the Federal Reserve System or any other federal or state regulatory authority, nor has any authority passed upon or endorsed the merits of the Offering or the accuracy or adequacy of this Presentation. Any representation to the contrary is a criminal offense. The offer to invest in the Securities and the sale thereof has not been registered under the Securities Act of 1933, as amended (the “1933 Act”), nor under any state securities act. The Securities are being offered and sold in reliance on exemptions from the registration requirements of such acts. Therefore, the Securities may not be sold or transferred absent an exemption from registration under the 1933 Act and under applicable state securities law. The Company reserves the right to withdraw or amend this Offering for any reason and to reject any subscription in whole or in part. The Company has authorized Performance Trust Capital Partners, LLC, to act as its placement agent in the Offering. The information contained herein is intended only as an outline that has been prepared to assist interested parties in making their own evaluations of the Company. It does not purport to be all- inclusive or to contain all of the information that a prospective participant may desire. The information contained herein speaks as of the date hereof. Neither the delivery of this information or any eventual sale of the Securities shall, under any circumstances, imply that the information contained herein is correct as of any future date or that there has been no change in the Company’s business affairs described herein after the date hereof. Nothing contained herein is, or should be relied upon as, a promise or representation as to future performance. Neither the Company nor any of its affiliates undertakes any obligation to update or revise this presentation. Each recipient of the information and data contained herein should perform its own independent investigation and analysis of the Offering and the value of the Company. The information and data contained herein are not a substitute for a recipient’s independent evaluation and analysis. In making an investment decision, prospective participants must rely on their own examination of the Company, including the merits and risks involved. By accepting delivery of the information contained herein, you agree to undertake and rely upon your own independent investigation and analysis and consult with your own attorneys, accountants, and other professional advisors regarding the Company and the merits and risks of an investment in the Securities, including all related legal, investment, tax, and other matters. In the event that any portion of this Presentation is inconsistent with or contrary to any of the terms of the form of a subordinated note purchase agreement (the “Purchase Agreement”), the Purchase Agreement shall control. You will be given the opportunity to ask questions of and receive answers from Company representatives concerning its business and the terms and conditions of the Offering, and to obtain any additional relevant information to the extent the Company possesses such information or can obtain it without unreasonable effort or expense. Except for information provided in response to such requests, the Company has not authorized any other person to give you information that is not found in this Presentation. If such unauthorized information is obtained or provided, the Company cannot and does not assume responsibility for its accuracy, credibility, or validity. The Company is not providing you with any legal, business, tax or other advice regarding an investment in the Securities. You should consult with your own advisors as needed to assist you in making your investment decision and to advise you whether you are legally permitted to purchase the Securities. The information contained herein does not constitute an offer to sell or a solicitation of an offer to purchase the Securities described herein nor shall there be any sale of such Securities in any state or jurisdiction in which such an offer or solicitation is not permitted or would be unlawful. Each investor must comply with all legal requirements in each jurisdiction in which it purchases, offers, or sells the Securities, and must obtain any consent, approval, or permission required by it in connection with the Securities or the Placement. The Company does not make any representation or warranty regarding, and has no responsibility for, the legality of an investment in the Securities under any investment, securities, or similar laws. 3

Confidentiality and Recipient’s Undertaking: The information contained herein is confidential and proprietary to the Company and its subsidiaries. By accepting delivery of this information, the intended recipient is deemed to have acknowledged and agreed to the following: • The information contained herein will be used by the recipient solely for the purpose of deciding whether to proceed with a further investigation of the Company and its subsidiaries. • This information will be kept in strict confidence and will not, whether in whole or in part, be released or discussed by the recipient, nor will any reproductions of such information be made, for any other purpose other than an analysis of the merits of an eventual investment in the Company by its intended recipient. • Upon written request of the Company, this information, any other documents or information furnished and any and all reproductions thereof and notes relating thereto will be promptly returned to the Company or destroyed. 4

Terms of Proposed Subordinated Debt Offering Issuer Level One Bancorp, Inc. (NASDAQ: LEVL) Security Subordinated Notes Rating Kroll BBB- rating on holding company subordinated debt Structure 5-years Fixed-to-Floating Rate Size $30.0 million Term 10 year, no-call 5 year Covenants Consistent with regulatory requirements for Tier 2 Capital Partially fund LEVL’s pending acquisition of Ann Arbor State Bank (~$330MM) Use of Proceeds and to support LEVL and Level One Bank’s regulatory capital ratios Sole Placement Agent Performance Trust Capital Partners LLC Offering Type Private placement with follow-on registration rights 5

Growing, Metro-Based NASDAQ-Listed Commercial Bank • $1.5 billion asset (9/30/2019) bank headquartered in attractive Oakland County, MI (Detroit MSA) • Founded in 2007 by an experienced and entrepreneurial management team 9 Executive management team originated from a diverse set of regional and national banks 9 Entrepreneurial culture driven by “Hardest Job You’ll Ever Love” core value • Track record of strong financial performance • High growth commercial banking franchise 9 Products, services and banking mentality Financial Highlights - Three Months Ended September 30, 2019 comparable to that of larger commercial Dollars in thousands, except per share amounts institutions Total Assets $1,509,463 MRQ Net Interest Margin 3.59% Total Loans $1,168,923 MRQ NCOs / Avg. Loans 0.01% Total Deposits $1,194,542 NPAs / Assets 0.78% • Demonstrated ability to supplement organic Y/Y Loan Growth 4.8% Nonaccrual Loans / Loans 0.98% growth with accretive acquisitions Y/Y Deposit Growth 5.7% Reserves / Total Loans 1.05% TCE / TA 10.55% Efficiency Ratio 68.5% 9 Completed four acquisitions prior to its pending MRQ ROAA 1.16% MRQ Diluted EPS $0.56 acquisition of Ann Arbor State Bank MRQ ROAE 10.58% TBV Per Share $20.51 Source: S&P Global Market Intelligence; Company management 6 Note: Bank center in Ann Arbor opened in November 2019. Additional loan production office in Ann Arbor not shown.

Further Expanding a Premier Eastern Michigan Franchise

Level One BANK

- NASDAQ: LEVL
  - Completed IPO in 2018
  - ~38% insider ownership (3)
- Level One Bank
  - HQ in Farmington Hills, MI
  - Founded in 2007
  - $1.5 billion in total assets
  - $1.2 billion in gross loans
  - $1.2 billion in total deposits
- Full-service branch footprint comprised of 13 locations in major Michigan MSAs
- Conservative culture
  - Prudent risk management
  - Strong balance sheet
  - Low nonperforming assets
  - Core deposit funded
  - Proven acquirer
- Focus on profitability
  - 0.99% LTM ROA



Level One Bank (1)
Level One Bank LPO (2)
Ann Arbor State Bank
Grand Rapids
Wyoming
Greenville
Ionia
Portland
St Johns
Lansing
Okemos
Durand
Burton
Fenton
Hastings
Charlotte
Mason
Howell
Pontiac
Sterling Heights
Farmington Hills
Novi
Livonia
Warren
Detroit
Kalamazoo
Battle Creek
Marshall
Jackson
Sylvan Center
Ann Arbor
Westland
Ypsilanti
Taylor
Portage
Saline
Three Rivers
Coldwater
Hillsdale
Adrian
Monroe

- ✓ Enhances Level One's franchise value through added exposure to Ann Arbor MSA, among Michigan's most desirable markets
- ✓ Anticipate a strong cultural fit between two highly complementary banking organizations
- ✓ Increased scale and breadth to further serve commercial and retail customers in Ann Arbor
- ✓ Potential earnings accretion of 25%+ from excellent standalone core earnings combined with significant opportunity for readily achievable cost savings

Ann Arbor State Bank

- Ann Arbor Bancorp, Inc.
  - Privately owned by local shareholders
- Ann Arbor State Bank ("AASB")
  - HQ in Ann Arbor, MI
  - Founded in 2009
  - $320 million in total assets
  - $230 million in gross loans
  - $263 million in total deposits
- Branch footprint comprising 3 office locations in Ann Arbor and Jackson MSAs
- Conservative culture
  - Well-positioned balance sheet
  - Exceptional asset quality
  - Core deposit funded
  - Disciplined growth
- Focus on profitability
  - 1.33% LTM ROA

Source: Company provided information; S&P Global Market Intelligence
Note: Financial data as of June 30, 2019 (MRQ prior to announcement)
(1) Map includes Level One branch in Ann Arbor that opened in November 2019
(2) Level One Bank's loan production office
(3) Insider ownership percentage based on LEVL's 2018 proxy statement filed on April 4, 2019

Level One BANK

7

Recent History and Milestones 2017 2018 2019 ¾ Continued growth in Grand Rapids, ¾ Commenced Initial Public Offering ¾ Named to American Banker MI after opening branch in late in April 2018, with first day of Magazine’s list of Top 200 2016 trading on Nasdaq (LEVL) on April Community Banks in the Nation 20th ¾ Opened a full service branch in ¾ Announced definitive merger Bloomfield Township ¾ Added 30 new members to the agreement with Ann Arbor mortgage team, doubling the size of Bancorp (Ann Arbor State ¾ Named one of the nation’s ‘Best the Mortgage Division Bank). Banks to Work For’ by American Banker Magazine ¾ Recognized as one of Metro ¾ New banking center opening in Detroit’s ‘101 Best & Brightest Rochester Hills and newly ¾ Enhanced internal control structure Companies to Work For’ for the 6th opened location in Ann Arbor with successful 1st year FDICIA consecutive year internal control audit ¾ Recognized as one of Metro ¾ Integrated SEC Reporting disciplines Detroit’s ‘101 Best & Brightest ¾ Earned rating of “Satisfactory” on successfully Companies to Work For’ for the CRA exam 7th consecutive year 8

History of Growth 2019 2016 • Announcement of merger with Total Asset Growth • Addition of downtown Detroit Ann Arbor State Bank location • Based on pro forma financials 2014-2018 CAGR: 18.6% • Acquisition of Bank of Michigan − P/TBV: 144% 2017 $1,864.6$1,864.6 2008-2018 CAGR: 34.6% − P/E: 13.3x • Additional Oakland • Expansion into Grand Rapids, MI County branch 2015 2010 • $15 million subordinated $1,509.5 2009 • Two private debt offering $1,416.2 • $5 million private placements for • Acquisition of Lotus Bancorp $1,301.3 placement $21 million total − P/TBV: 132% • FDIC acquisition of • FDIC- assisted − P/E: 30.4x acquisition of $1,127.5 Estimated Michigan Heritage Total Assets Bank; $95.9 million in Paramount 2012 Bank; $173 At Year-End liabilities assumed • $14 million ($ in millions) million in $924.7 private deposits placement 2007 assumed $715.2 • Founded with $16 $618.9 million of $495.9 $463.5 capital $421.7 $170.5 $22.7 $72.4 ’07 ’08 ’09 ’10 ’11 ’12 ’13 ’14 ’15 ’16 ’17 ’18 Q3 ’19 Source: S&P Global Market Intelligence; Company provided documents 9 Note: ’Q3 19 YTD as of September 30, 2019. Pro forma 2019 estimated based on 12/31/19 Pro Forma Balance sheet at close.

Strong Demographics to Support Continued Growth • Company’s primary market area of Oakland Unemployment Rate(1) County (Detroit MSA) has over 1.2 million people and a median household income of over 4.5% (2) $79 thousand 3.7% 3.7% 3.1% • Company also serves the Detroit and Grand Rapids MSAs with populations of over 4.3 million and 1.0 million, respectively(2) • Level One’s high touch, responsive service allows the Company to capture market share from larger competitors Grand Rapids MSA Oakland County Detroit MSA US Average • Given the size of the markets Level One serves, there remains a significant opportunity for Median Household Income(1) continued organic growth (in millions) (2) Deposits Level One $79,065 in Market Deposits Market Share $65,403 $62,619 $63,174 Market Area by County: Oakland County $60,722.7 $1,114.5 1.84% Wayne County $57,108.0 $72.2 0.13% Macomb County $16,562.0 $41.2 0.25% Kent County $17,242.8 $15.8 0.09% Market Area by MSA: Detroit MSA $140,574 $1,228.0 0.87% Grand Rapids MSA $23,310 $15.8 0.07% Grand Rapids MSA Oakland County Detroit MSA US Average (1) St. Louis FRED; data as of August 2019 10 (2) Source: S&P Global Market Intelligence; deposit and market share data as of June 30, 2019

Market Highlights – Oakland County Source: Information taken from Level One Bancorp’s initial public offering investor presentation 11 (1) Oakland County, MI as of March 2018 (2) Oakland County Prosper as of March 2018 (3) S&P Global Market Intelligence as of March 2018; Bureau of Labor Statistics (November 2017 data)

Meaningful Entrance Into a Vibrant Economy

- Ann Arbor State Bank is very scarce as it is one of two remaining true community banks headquartered in one of the nation's most prestigious markets – Ann Arbor, Michigan
- Ann Arbor exceeds national / state averages for income, projected income change, and population change
- University of Michigan's Business Engagement Center, which partnered with the town of Ann Arbor to support local growth, maintains relationships with over 1,200 corporations across the globe
- On June 10, 2019, Google announced a $17 million investment in Ann Arbor for the purpose of capital improvements and job creation
- Ann Arbor's recent accolades:
  - #2 Best City to Live in America (2019)
  - #51 Best Place for Business and Careers (2019)
  - #6 Most Innovative City in the US (2018)

AASB Markets of Operation

County	Branches	AASB Deposits ($mm)	Market Deposits ($mm)	AASB Market Share	AASB Market Rank	Market YOY Deposit Growth
Washtenaw, MI	2	$230	$8,874	2.59%	13	1.59%
Jackson, MI	1	$21	$1,794	1.21%	11	8.60%

5 Year Historical Population Growth



4.25%
7.96%
1.06%
6.64%
LEVL Current
Ann Arbor MSA
Michigan
National Average

Source: University of Michigan Research Seminar in Quantitative Economics – "The Economic Outlook for Washtenaw County in 2019-2021"
Ann Arbor Spark "Facts & Rankings"

12

Significant Potential to Enhance Market Share in Ann Arbor

Top 15 Washtenaw County Banks

Ann Arbor Rank	Institution	Deposits ($MMs)	Market Share (%)
1	JPMorgan Chase & Co. (NY)	1,687,786	19.0
2	Arbor Bancorp Inc. (MI)	1,003,800	11.3
3	KeyCorp (OH)	982,088	11.1
4	TCF Financial Corp. (MN)	894,711	10.1
5	PNC Financial Services Group (PA)	871,799	9.8
6	Comerica Inc. (TX)	739,591	8.3
7	Bank of America Corporation (NC)	629,146	7.1
8	Flagstar Bancorp Inc. (MI)	301,431	3.4
9	Old National Bancorp (IN)	290,302	3.3
10	CSB Bancorp Inc. (MI)	259,231	2.9
11	University Bancorp Inc. (MI)	253,632	2.9
12	Huntington Bancshares Inc. (OH)	236,635	2.7
13	Ann Arbor Bancorp Inc. (MI)	230,294	2.6
14	Fifth Third Bancorp (OH)	211,993	2.4
15	Chemical Financial Corp. (MI)	152,519	1.7
	All Other	129,888	1.5
	TOTAL	**8,874,846**	**100.0**

- Significant room for market share growth in a county with nearly $8.9 billion in deposits
- Money-center and regional out-of-state banks have strong market share providing opportunity for a larger local Michigan-based bank to capture market share

Median Household Income ($)



$76,730
$72,826
$58,551
$63,174
LEVL Current
Ann Arbor MSA
Michigan
National Average

Households with Income >$200k / Total Households (%)



11.76%
11.79%
5.92%
8.06%
LEVL Current
Ann Arbor MSA
Michigan
National Average

Historical Population Growth (%)



4.25%
7.96%
1.06%
6.64%
LEVL Current
Ann Arbor MSA
Michigan
National Average

Source: S&P Global Market Intelligence; deposit market share data as of June 30, 2018

Level One BANK

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Board of Directors

Patrick J. Fehring Chairman, President, and CEO of Level One Bank	**James Bellinson** Managing Member, Riverstone Communities (Real Estate)
Shukri W. David, M.D. System Chair of Cardiology, St. John Providence Health System (Healthcare)	**Thomas Fabbri** President & CEO, Aaro Companies (Service)
Mark J. Herman President & COO, ANYI Management Company (Real Estate)	**Steven H. Rivera, D.O.** Managing Director, Independent Emergency Physicians (Healthcare)
Michael Brillati Founder & CEO, Salus Group (Service)	**Victor Ansara** CEO, Ansara Restaurant Group (Food Services)
Stefan Wanczyk, Lead Director President & CEO, Utica Enterprises	**Barbara Allushuski** President & CEO, Blue Heron Talent LLC

Insiders own roughly 38% of the bank and care deeply about its future performance

- Pending appointment of one new director from Ann Arbor State Bank's board

Note: Parenthesis details industry of expertise for outside directors

LevelOne BANK

14

Seasoned Executive Management Team 15

Entrepreneurial Culture (1) Michigan Business & Professional Association 16

Strategic Initiatives 17

Historical Growth Total Assets Total Loans $2,000 $1,800 $1,800 $1,600 $1,600 $1,509 $1,400 $1,416 $1,169 $1,400 $1,301 $1,200 $1,127 $1,035 $953 $1,200 $1,128 $1,000 $760 $1,000 $925 $800 $800 $600 $600 $400 2015Y 2016Y 2017Y 2018Y 2019YTD 2015Y 2016Y 2017Y 2018Y 2019YTD Total Deposits Total Equity $1,800 $280 $1,600 $240 $1,400 $200 $168 $1,195 $152 $1,200 $1,120 $1,135 $160 $108 $1,000 $925 $120 $97 $784 $86 $800 $80 $600 $40 $400 $- 2015Y 2016Y 2017Y 2018Y 2019YTD 2015Y 2016Y 2017Y 2018Y 2019YTD Source: S&P Global Market Intelligence; YTD financial data as of September 30, 2019 18

Efficiency and Performance Metrics Efficiency and Operating Expense ROATCE & ROAA Efficiency Ratio Noninterest Expense / Avg. Assets ROATCE ROAA 90.0% 10.0% 18.00% 2.00% 16.35% 75.0% 15.00% 68.3% 66.5% 68.0% 8.0% 1.60% Noninterest Expense/ Avg.Assets Noninterest 13.20% 11.67% 57.8% 60.0% 56.0% 12.00% 1.44% 10.64% 10.21% ROAA 6.0% 1.20% ROATCE 45.0% 9.00% 1.05% 1.07% 1.02% Efficiency Efficiency Ratio 4.0% 0.80% 0.82% 30.0% 6.00% 3.0% 2.9% 2.9% 2.8% 2.8% 2.0% 0.40% 15.0% 3.00% 0.0% 0.0% 0.00% 0.00% 2015Y 2016Y 2017Y 2018Y 2019YTD 2015Y 2016Y 2017Y 2018Y 2019YTD Source: S&P Global Market Intelligence; YTD financial data as of September 30, 2019 19

Net Interest Margin Trends Net Interest Income (NII) & Net Interest Margin (NIM) Key Components of NII & NIM Net Interest Income NIM Loan Yield Securities Yield Cost of Funds $70,000 5.00% 7.00% $60,000 6.00% 5.64% 5.43% 5.35% 5.43% 5.41% $50,424 4.50% $50,000 $47,529 5.00% 4.18% $40,000 4.00% 4.00% 3.92% $30,000 3.00% 3.12% 3.00% 3.01% 3.71% 2.76% 2.64% 3.62% $20,000 2.00% 1.58% 3.50% 3.50% 1.48% 1.50% $12,718 $12,441 $12,988 1.12% $10,000 1.00% 0.74% $- 3.00% 0.00% 2017Y 2018Y 2019Q1 2019Q2 2019Q3 2017Y 2018Y 2019Q1 2019Q2 2019Q3 Source: S&P Global Market Intelligence 20

Loan Portfolio Composition

Level One Bank



Ag 0.0%
Other 0.0%
Construction 4.4%
Consumer 0.1%
C&I 30.2%
1-4 Family 18.3%
CRE: Other 22.5%
Multifamily 6.3%
CRE: Own-Occ 18.2%

Loan Type	Balance ($000)
Construction	$ 52,172
1-4 Family Residential	218,894
CRE: Other	269,608
CRE: Owner-Occupied	217,443
Multifamily	75,777
Commercial & Industrial	360,766
Consumer	764
Agricultural	0
Other	363
Gross Loans	**$ 1,195,787**
Total Loans / Deposits	**99.3%**
MRQ Yield on Loans:	**5.45%**

Ann Arbor State Bank



Other 2.9%
Construction 4.8%
Ag 0.6%
Consumer 1.8%
C&I 24.1%
1-4 Family 19.4%
CRE: Other 20.0%
Multifamily 2.5%
CRE: Own-Occ 23.9%

Loan Type	Balance ($000)
Construction	$ 11,323
1-4 Family Residential	45,707
CRE: Other	47,284
CRE: Owner-Occupied	56,379
Multifamily	5,985
Commercial & Industrial	56,879
Consumer	4,283
Agricultural	1,311
Other	6,750
Gross Loans	**$ 235,901**
Total Loans / Deposits	**85.0%**
MRQ Yield on Loans:	**5.38%**

Pro Forma Company



Ag 0.1%
Other 0.5%
Construction 4.4%
Consumer 0.4%
C&I 29.2%
1-4 Family 18.5%
CRE: Other 22.1%
Multifamily 5.7%
CRE: Own-Occ 19.1%

Loan Type	Balance ($000)
Construction	$ 63,495
1-4 Family Residential	264,601
CRE: Other	316,892
CRE: Owner-Occupied	273,822
Multifamily	81,762
Commercial & Industrial	417,645
Consumer	5,047
Agricultural	1,311
Other	7,113
Gross Loans	**$ 1,431,688**
Total Loans / Deposits	**96.6%**
MRQ Yield on Loans:	**5.44%**

Pro Forma CRE / Total Capital: 262%

Note: Loan Composition based on bank-level regulatory call report filings; Excludes purchase accounting adjustments
Source: S&P Global Market Intelligence; Data as of September 30, 2019

Level One BANK

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[Section Title] Pro Forma Deposit Composition Level One Bank Ann Arbor State Bank Pro Forma Company CDs < $100k 5.3% CDs < CDs < $100k $100k 10.2% 9.3% Transaction CDs > $100k Transaction Accts 22.8% Transaction Accts 33.1% Accts 34.4% CDs > $100k 39.9% CDs > $100k 29.1% 27.9% MMDA & Savings 32.0% MMDA & MMDA & Savings Savings 27.6% 28.4% Balance Balance Balance Deposit Type ($000) Deposit Type ($000) Deposit Type ($000) Transaction $ 398,337 Transaction $ 110,765 Transaction $ 509,102 MMDA & Savings 332,432 MMDA & Savings 88,938 MMDA & Savings 421,370 CDs > $100k 350,704 CDs > $100k 63,285 CDs > $100k 413,989 CDs < $100k 122,621 CDs < $100k 14,583 CDs < $100k 137,204 Total Deposits $ 1,204,094 Total Deposits $ 277,571 Total Deposits $ 1,481,665 Noninterest-bearing Deposits: 27.5% Noninterest-bearing Deposits: 27.5% Noninterest-bearing Deposits: 27.5% Core Deposits(1) / Total Deposits: 70.9% Core Deposits(1) / Total Deposits: 77.2% Core Deposits(1) / Total Deposits: 72.1% MRQ Cost of Funds: 1.44% MRQ Cost of Funds: 1.11% MRQ Cost of Funds: 1.38% Note: Deposit composition based on bank-level regulatory call report filings; Excludes purchase accounting adjustments 22 (1) Core deposits defined as total deposits less time deposits accounts greater than $100,000 Source: S&P Global Market Intelligence; Data as of September 30, 2019

Top 20 Loans & Deposits Summary Deposits Loans • Top 20 largest deposit relationships • The top 20 largest loan relationships – $277.9 million in deposits – $208.8 million in loans – 23.3% of the Bank’s total deposits – 17.9% of the Bank’s gross loan portfolio • Checking • This portfolio is split up into 148 individual – $58.6 million (4.9% of total deposits) notes • Money Market • Most loans in this portfolio have a risk – $129.8 million (10.9%) rating of 4 or 5 (on a 10-point scale) • Certificates of Deposit – One large relationship of $8.1 million – $89.5 million (7.5%) is rated 7 (special mention) • Average rate on these accounts is 1.56% – Loans are well-collateralized and the bank does not anticipate a loss on this relationship based on current collateral values Source: Company provided information as of September 30, 2019. Does not reflect deposit and loan relationships from Ann Arbor State Bank. 23

Investment Portfolio Asset Class Breakdown Portfolio Management Statistics • The securities portfolio, largely consisting of agency, tax-exempt municipal bonds and Other Debt Securities Treasury Secs mortgage backed securities, has been managed 1% ABS 3% superbly with a focus on strong returns and 5% supplementing the rest of the balance sheet. • Historical investment portfolio total returns(1): rd RMBS • 1 year: 7.86%, 93 percentile 9% • 3 year: 2.95%, 89th percentile State & Political Subdiv • 5 year: 3.10%, 86th percentile Secs Govt & Agency Secs 44% 12% • Other portfolio information(2): • Weighted average life: 5.62 years • Yield: 2.74% • Taxable equivalent yield: 3.00% CMBS 26% • Modified duration: 4.17 years (1) Total return calculations based on Performance Trust Total Return calculations as of September 30, 2019. Past performance is not indicative of future returns. (2) Other portfolio information based on securities portfolio as of September 30, 2019. Source: S&P Global Market Intelligence; bank regulatory financial data as of September 30, 2019 24

Interest Rate Sensitivity Profile Parallel Rate Move Estimated Change (%) -100 bps Base +100 bps +200 bps +300 bps +400 bps Net Interest Income - 12 Months (%) (2.0) - 1.4 2.0 2.0 1.5 Net Interest Income - 24 Months (%) (2.0) - 0.9 0.8 (0.3) (2.0) Economic Value of Equity (%) 6.2 - (7.4) (15.7) (25.0) (35.2) Source: Form 10-Q filed for the period ended September 30, 2019 25

LEVL Loan Portfolio Credit Summary & Risk Ratings CRE and C&I Ratings (%) Non- Substandard, Performing Performing Total 1.1% ($000s) ($000s) ($000s) Special Mention, 2.3% Doubtful, 0.1% Consumer 735 - 735 Residential Real Estate 195,938 2,339 198,277 Total 196,673 2,339 199,012 Special Pass Mention Substandard Doubtful Total ($000s) ($000s) ($000s) ($000s) ($000s) Commercial Real Estate 552,320 8,342 4,653 466 565,781 Commercial and Industrial 383,380 14,270 6,440 40 404,130 Pass, 96.5% Total 935,700 22,612 11,093 506 969,911 Source: Company provided information 26

Level One Bank – Asset Quality Trends

(dollars in thousands)	2014	2015	2016	2017	2018	2019Q1	2019Q2	2019Q3
Nonperforming Asset Balances								
90+PD Loans	196	883	377	440	243	453	331	157
Nonaccrual Loans	776	1,627	12,292	14,048	18,363	16,082	14,046	11,453
TDRs	988	1,258	1,199	1,222	931	800	795	914
Total Nonperforming Loans	**1,960**	**3,768**	**13,868**	**15,710**	**19,537**	**17,335**	**15,172**	**12,524**
OREO	320	81	258	652	0	373	373	373
Total Nonperforming Assets	**2,280**	**3,849**	**14,126**	**16,362**	**19,537**	**17,708**	**15,545**	**12,897**
Migration Trends								
Change in NPAs	(1,818)	1,569	10,277	2,236	3,175	(1,829)	(2,163)	(2,648)
(% change)	(44.4)	68.8	267.0	15.8	19.4	(9.4)	(12.2)	(17.0)
Key NPA and NPL Ratios								
NPAs / Assets (%)	**0.58**	**0.42**	**1.50**	**1.26**	**1.39**	**1.26**	**1.07**	**0.85**
NPAs / Loans & OREO (%)	0.74	0.50	1.75	1.57	1.73	1.60	1.35	1.10
NPAs (ex. TDRs) / Assets (%)	**0.31**	**0.18**	**1.36**	**1.13**	**1.30**	**1.17**	**0.99**	**0.79**
NPLs / Loans (%)	0.31	0.38	1.40	1.47	1.70	1.47	1.25	1.07
NPLs / Loans (ex. TDRs) (%)	0.15	0.25	1.28	1.36	1.62	1.40	1.18	0.99
Reserve Coverage								
Loan Loss Reserves	5,589	7,890	11,089	11,713	11,566	11,960	12,353	12,307
LLR / NPAs (%)	281	266	81	74	60	69	81	95
LLR / Total Loans (%)	0.99	1.03	1.15	1.13	1.02	1.04	1.04	1.05
Net Charge-Offs								
Total Net Charge-Offs	2,273	(942)	726	792	559	28	36	30
NCOs / Avg. Loans (%)	0.46	(0.14)	0.08	0.08	0	0.01	0.01	0.01
LLP / NCOs (%)	121	(144)	541	179	74	NM	NM	NM
Texas Ratio								
NPAs / Tang. Equity + LLR (%)	6	4	15	13	12	11	9	8

Source: S&P Global Market Intelligence

Level One BANK

27

Ann Arbor State Bank – Asset Quality Trends

(dollars in thousands)	2014	2015	2016	2017	2018	2019Q1	2019Q2	2019Q3
Nonperforming Asset Balances								
90+PD Loans	0	0	0	0	0	0	0	0
Nonaccrual Loans	298	68	0	0	0	823	723	723
TDRs	340	2,164	1,484	1,108	844	767	524	467
Total Nonperforming Loans	**638**	**2,232**	**1,484**	**1,108**	**844**	**1,590**	**1,247**	**1,190**
OREO	0	0	0	0	0	0	0	0
Total Nonperforming Assets	**638**	**2,232**	**1,484**	**1,108**	**844**	**1,590**	**1,247**	**1,190**
Migration Trends								
Change in NPAs	427	1,594	(748)	(376)	(264)	746	(343)	(57)
(% change)	202.4	249.8	(33.5)	(25.3)	(23.8)	88.4	(21.6)	(4.6)
Key NPA and NPL Ratios								
NPAs / Assets (%)	**0.28**	**0.90**	**0.55**	**0.38**	**0.27**	**0.50**	**0.39**	**0.36**
NPAs / Loans & OREO (%)	0.48	1.47	0.82	0.52	0.36	0.68	0.54	0.50
NPAs (ex. TDRs) / Assets (%)	**0.13**	**0.03**	**0.00**	**0.00**	**0.00**	**0.26**	**0.23**	**0.22**
NPLs / Loans (%)	0.48	1.47	0.82	0.52	0.36	0.68	0.54	0.50
NPLs / Loans (ex. TDRs) (%)	0.22	0.04	0.00	0.00	0.00	0.35	0.31	0.30
Reserve Coverage								
Loan Loss Reserves	1,200	1,160	1,378	1,568	1,793	1,883	1,878	1,948
LLR / NPAs (%)	188	52	93	142	212	118	151	164
LLR / Total Loans (%)	0.91	0.76	0.76	0.74	0.76	0.81	0.82	0.83
Net Charge-Offs								
Total Net Charge-Offs	0	240	41	0	0	0	100	0
NCOs / Avg. Loans (%)	0.00	0.17	0.02	0.00	0	0.00	0.17	0.00
LLP / NCOs (%)	NA	83	632	NA	NA	NA	95	NA
Texas Ratio								
NPAs / Tang. Equity + LLR (%)	2	8	5	3	2	4	3	3

Source: S&P Global Market Intelligence

LevelOne BANK

28

Historical Capital Position Consolidated Bank 15.00% Tier 1 Risk-Based Ratio 15.00% Tier 1 Risk-Based Ratio Total Risk-Based Ratio 14.00% Total Risk-Based Ratio Tier 1 Leverage Ratio 13.84% 14.00% TCE / TA Ratio Tier 1 Leverage Ratio 14.00% 13.14% 13.00% 13.22% 13.07% 13.00% 11.82% 12.00% 11.73% 12.52% 11.55% 12.25% 11.28% 12.12% 12.00% 11.00% 10.55% 11.52% 11.37% 10.28% 10.21% 11.09% 10.00% 11.00% 10.09% 10.12% 10.64% 9.10% 10.48% 10.29% 9.00% 8.75% 8.72% 9.96% 9.99% 8.89% 10.00% 7.95% 7.92% 8.00% 9.11% 8.96% 7.72% 9.00% 7.00% 7.58% 6.00% 8.00% 2015Y 2016Y 2017Y 2018Y 2019YTD 2015Y 2016Y 2017Y 2018Y 2019YTD Source: S&P Global Market Intelligence; YTD financial data as of September 30, 2019 29

Pro Forma Regulatory Capital

Note: Assumes $30 million of subordinated debt is raised. Pro forma metrics shown for the pending acquisition of Ann Arbor Bancorp, Inc.

The Company has been approved for a $30 million senior line of credit at the holding company that will be available to draw upon for backup holding company cash flow needs.



At September 30, 2019
$14,935
$153,143
$12,633
PRO FORMA - At September 30, 2019
$121,671
$44,935
$12,633
Common Equity Tier 1 Capital
Subordinated Debt
ALLL

	CONSOLIDATED			BANK LEVEL		
Pro Forma Regulatory Capital	**LEVL Actual 09/30/19**	**Sub Debt / Merger Adjust**	**LEVL Pro Forma 09/30/19**	**Level One Actual 09/30/19**	**Sub Debt / Merger Adjust**	**Level One Pro Forma 09/30/19**
Common Equity Tier 1 Capital	153,143	(31,472)	121,671	160,141	3,623	163,764
Additional Tier 1 Capital	–	–	–	–	–	–
Total Tier 1 Capital	$ 153,143		$ 121,671	$ 160,141		$ 163,764
Tier 2 Capital Instruments	$ 14,935	$ 30,000	$ 44,935	$ -	$ -	$ -
ALLL Includable in Tier 2 Capital	12,633	–	12,633	12,633	–	12,633
Total Tier 2 Capital	27,568	30,000	57,568	12,633		12,633
Total Capital	$ 180,711		$ 179,239	$ 172,774		$ 176,397
Total Assets for Leverage Ratio	1,513,764	250,194	1,763,958	1,505,764	256,194	1,761,958
Total Risk-Weighted Assets	1,305,567	284,783	1,590,350	1,306,749	284,783	1,591,532
Common Equity Tier 1 Ratio	**11.73%**		**7.65%**	**12.25%**		**10.29%**
Leverage Ratio	**10.12%**		**6.90%**	**10.64%**		**9.29%**
Tier 1 Risk-Based Ratio	**11.73%**		**7.65%**	**12.25%**		**10.29%**
Total Risk-Based Capital Ratio	**13.84%**		**11.27%**	**13.22%**		**11.08%**

Source: S&P Global Market Intelligence; Estimated company merger adjustments

PROJECTED BUILD-BACK

- Consolidated and bank level regulatory capital is expected to build rapidly as a result of the combined company's earnings power
- Hold-co leverage ratio build-up expected to be **~60 bps per year** with total risk-based expected to be **~55 bps per year**
- Bank leverage ratio build-up expected to be **~45 bps per year** with total risk-based expected to be **~55 bps per year**

Level One BANK

30

Interest Coverage and Pro Forma Double Leverage LTM For the Nine Months Ended LEVL Pro Forma LEVL September 30, 2019 Ann Arbor Bancorp Pro Forma LEVL Acquisitions (1) September 30, 2019 Bank Level Common Equity $174,966 $208,439 Consolidated Equity $167,968 $167,968 Double Leverage Ratio 104.2% 124.1% Interest Coverage Deposit Interest Expense $16,804 $2,433 $19,237 Borrowings Interest Expense $2,359 $410 $2,769 Total Interest Expense $19,163 $2,843 $22,006 Pre-Tax Income (1) $18,646 $4,991 $23,637 Interest Coverage (Including Deposit Expense) 2.0x 2.1x Interest Coverage (Excluding Deposit Expense) 16.0x 16.5x New Subordinated Debt Expense (2) $1,500 $1,500 Pro Forma Interest Coverage (Including Deposit Expense) 1.8x 1.9x Pro Forma Interest Coverage (Excluding Deposit Expense) 9.8x 10.7x Source: S&P Global Market Intelligence; Estimated company merger adjustments 31 (1) Merger adjustments do not assume any change in LTM deposit interest expense at Ann Arbor State Bank and do not reflect cost synergies (2) New subordinated debt interest expense assumes a 5.00% interest rate inclusive of 5-year amortization of 1.25% in placement fees

Investment Summary 9 Offers investment grade debt at attractive coupon 9 Entrepreneurial culture combined with advanced banking solutions 9 Proven ability to grow organically and through disciplined M&A 9 Solid core performance which is expected to be improved by Ann Arbor State Bank’s balance sheet profile and earnings synergies 9 Experienced executive management team with significant continuity at Level One and an average of 30 years working in financial services 9 Strong credit culture and risk management 9 Scalable infrastructure due to investments in technology, compliance and BSA/AML team 9 Operating in one the largest and most demographically attractive markets in the Midwest (which is further enhanced by the Ann Arbor transaction) 9 Significant insider ownership with focus on enhancing franchise value 32

APPENDIX 33

Historical Balance Sheet Year Ended December 31, YTD Amounts in thousands 2015 2016 2017 2018 9/30/2019 Summary Balance Sheet A ssets: Cash & Securities 136,790 125,477 222,933 245,879 262,928 Gross Loan HFI 759,718 953,393 1,034,923 1,126,565 1,168,923 Loan Loss Reserve 7,890 11,089 11,713 11,566 12,307 Loans HFS 3,656 9,860 4,548 5,595 26,864 Net Loans 755,484 952,164 1,027,758 1,120,594 1,183,480 OREO 81 258 652 - 373 Goodwill 4,549 9,387 9,387 9,387 9,387 Other Intangibles 647 901 667 447 331 Total Intangibles 5,196 10,288 10,054 9,834 9,718 Other Assets 27,112 39,344 39,894 39,837 52,964 Total Assets 924,663 1,127,531 1,301,291 1,416,215 1,509,463 Liabilities and Equity: Total Deposits 784,115 924,924 1,120,382 1,134,635 1,194,542 Borrowings 34,510 82,645 47,833 99,574 111,937 Subordinated Debt 14,733 14,786 14,844 14,891 14,934 Total Other Liabilities 5,671 8,605 10,272 15,355 20,082 Total Liabilities 839,029 1,030,960 1,193,331 1,264,455 1,341,495 Preferred Equity - - - - - Common Equity 85,634 96,571 107,960 151,760 167,968 Total Equity 85,634 96,571 107,960 151,760 167,968 Source: S&P Global Market Intelligence 34

Historical Income Statement Year Ended December 31, YTD Amounts in thousands 2015 2016 2017 2018 9/30/2019 Summary Income Statement Interest Income 41,335 52,903 55,607 63,824 53,082 Interest Expense 3,792 5,832 8,078 13,400 14,935 Net Interest Income 37,543 47,071 47,529 50,424 38,147 Provision for Loan Losses 1,359 3,925 1,416 412 835 Noninterest Income 3,817 5,481 6,294 7,126 9,470 Realized Gain on Securities 280 926 208 (71) 151 Nonrecurring Revenue 3,117 - - - - Total Noninterest Expense 24,166 29,723 36,051 39,678 32,755 Nonrecurring Expense 722 2,684 - - 319 Net Income Before Taxes 18,510 17,146 16,564 17,389 13,859 Provision for Taxes 5,982 6,100 6,723 3,003 2,428 Net Income 12,528 11,046 9,841 14,386 11,431 Source: S&P Global Market Intelligence 35